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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              JOINT CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JULY 31, 1997


                      LIGGETT GROUP INC.                                       EVE HOLDINGS INC.
        (Exact name of registrant as specified in its            (Exact name of registrant as specified in its
                           charter)                                                 charter)

                           33-75224                                                 33-75224
                   (Commission File Number)                                 (Commission File Number)

                          56-1702115                                               56-1703877
             (I.R.S. Employer Identification No.)                     (I.R.S. Employer Identification No.)

                           DELAWARE                                                 DELAWARE
        (State or other jurisdiction of incorporation            (State or other jurisdiction of incorporation
                       or organization)                                         or organization)

                    100 S.E. SECOND STREET                                   100 S.E. SECOND STREET
                     MIAMI, FLORIDA 33131                                     MIAMI, FLORIDA 33131
      (Address of principal executive offices including        (Address of principal executive offices including
                          Zip Code)                                                Zip Code)

                         305/374-7714                                             305/539-9460
        (Registrant's telephone number, including area           (Registrant's telephone number, including area
                            code)                                                    code)

                       (NOT APPLICABLE)                                         (NOT APPLICABLE)
               (Former name or former address,                          (Former name or former address,
                if changed since last report)                            if changed since last report)

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ITEM 5.           OTHER EVENTS.

                  On July 31, 1997, Liggett Group Inc.'s parent Brooke Group Ltd. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  The following Exhibit is provided in accordance with the provisions of Item 601 of Regulation S-K and is filed herewith unless otherwise noted.

                                 EXHIBIT INDEX

99.1     Press Release of Brooke Group Ltd. dated July 31, 1997.


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           LIGGETT GROUP INC.
                                           (REGISTRANT)



                                           By: /s/ Samuel M. Veasey
                                               -----------------------------
                                               Samuel M. Veasey
                                               Senior Vice President,
                                               Chief Financial Officer and
                                               Treasurer

                                           EVE HOLDINGS INC.
                                           (REGISTRANT)


                                           By: /s/ Joselynn D. Van Siclen
                                               -----------------------------
                                               Joselynn D. Van Siclen
                                               Vice President, Treasurer
                                               and Assistant Secretary


Date:  August 1, 1997

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